[PHOTOGRAPH]




Gabelli
International
Growth
Fund,
Inc.




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  Annual Report
                                December 31, 1995



To Our Shareholders:

      As our shareholder base continues to expand, we would again like to thank you for your investment in the Gabelli International Growth Fund. We would like to take this opportunity to discuss what the Fund has accomplished thus far and to give further insight into our criteria for and objectives in choosing stocks. Each subsequent quarter we will provide updates on selected holdings and our outlook for international investments. You may reach us by calling 1-800-GABELLI (1-800-422-3554) with any questions you may have.

      The Fund completed its second quarter of operations at the end of December 1995. For the quarter the Fund's net asset value appreciated by 3.9%. This compares with a rise of 1.1% for the average international mutual fund monitored by Lipper Analytical Services and 4.0% for the Morgan Stanley Capital International Index of international equity markets with dividends reinvested. For the six months since the Fund began operations on June 30, 1995, its net asset value has appreciated by 9.8% compared with a rise of 6.1% and 8.4% for the Lipper Analytical International Fund Index and the Morgan Stanley Capital International Index, respectively.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                         Quarter
                            ------------------------------------
                            1st       2nd       3rd        4th          Year
                            ---       ---       ---        ---          ----
1995: Net Asset Value ....  ---       ---     $10.57      $10.98       $10.98
      Total Return .......  ---       ---       5.7%(b)     3.9%         9.8%(b)
--------------------------------------------------------------------------------

(a) Total returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.

(b) From commencement of operations on June 30, 1995.

Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
      Most of the major international equity markets had positive returns for the fourth quarter although international markets, in aggregate, lagged Wall Street. For example, Japan returned 4.9%, the United Kingdom 2.3%, Germany 1.6% and France 4.8% For 1995 as a whole, the S&P 500 returned 37.6% compared with 11.2% for international markets, adjusted for movements in the dollar. The only major overseas equity market that outperformed the U.S. was the Swiss market which returned 44.1%. Viewed in absolute terms and relative to inflation, most non-U.S. markets (with the exception of Japan which was flat), performed well in 1995. It is only in comparison with the stellar performance of Wall Street that international returns looked mediocre.

Comparison  of  Change  in  Value  of  a  $10,000   Investment  in  the  Gabelli
International Growth Fund, Inc., the Lipper Analytical Services International Fund Index and the Morgan Stanley Capital International Index

 [The following table was represented as a line graph in the printed material.]

                                                      Lipper          Morgan
                                                    Analytical        Stanley
     Date                International Growth      International      Capital
     ----                --------------------      -------------     ----------
    6/30/95                   $10,000               $10,000           $10,000
   12/31/95                   $10,980               $10,605           $10,837

      For international investors, a major disappointment was the poor performance of emerging markets for the second year in succession. All the Latin American markets fell with the exception of Argentina and Peru. Mexico declined by 23.2% and Brazil by 21.3%. Among the Far Eastern emerging markets, Indonesia and Korea were the only ones to post a positive return as both of them rose by less than 10%.

Our Approach

      We purchase attractively valued companies which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size.

Market Outlook

      A stable to firmer U.S. dollar and lower U.S. interest rates should combine to drive European equity prices higher. The effect of a stronger dollar is significant. First, European exports become more competitive and, secondly, tension among the European currencies is reduced when money is not flowing into the Deutchemark. Valuations in most European markets are reasonable in comparison to their history and relative to interest rates. We expect domestic institutions in continental Europe to switch assets from bonds and cash to equities as interest rates fall and the take over boom in the United Kingdom to continue. It is also likely that corporate activity among continental European companies will increase.

      We believe that the outlook for the Japanese market continues to improve and that the authorities should be successful in their attempts to avoid deflation. Evidence of this is the recent weakness of the Yen, the fall in the bond market and some signs of economic revival. Recently, the ruling coalition appointed a new Prime Minister and progress has been made in the solving the Jusen (housing loan) bad debt problem.

Portfolio Structure

      The largest concentration by geography remains in Europe where over 41% of the Fund is invested. We remain heavily invested in consumer and service companies as we feel that economic weakness might lead to earnings disappointments in the more cyclical sectors of the market. Examples of consumer nondurable holdings include Hartwall Oy AB, a Finnish brewer, Bongrain S.A., a French cheese manufacturer and Nestle SA. We remain excited by the prospects of a number of luxury goods retailers including Gucci Group SpA, Bulgari SpA and Compagnie Financiere Richemont AG. Later in the year we expect to raise the Fund's exposure to more economically sensitive stocks.

      By contrast, the Fund's investments in Japan are more heavily concentrated in such economically sensitive industries such as retailing, electronics, motors and steel. The Fund has no exposure to Japanese banks which we believe remain crippled from bad debts and very overvalued. We still favor smaller companies where management is a significant shareholder. Approximately 30% of the Fund is invested in Japan.

      In Southeast Asia, excluding Japan, investments are concentrated in the Hong Kong, Australia and Thai markets. This region accounts for over 16% of the portfolio.

International Allocation

      The chart at the right presents the Fund's holdings by geographic region as of December 31, 1995. The geographic allocation will change based on future global market conditions. Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/95

 [The following table was represented by a pie chart in the printed material.]

                  Japan                                29.9%
                  Asia/Far East                        16.7%
                  Other                                 7.5%
                  Europe                               41.4%
                  Cash                                  4.5%

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Reuters Holdings plc (RTRSY - $55.125 - NASDAQ) is the world's largest financial information vendor. The company employs 1,600 journalists and has clients in 150 countries around the world. Reuters has three divisions, the largest of which is Information Products which accounts for about 70% of the firm's revenues. This division delivers news and prices to customer screens covering currencies, stocks, bonds and other financial instruments. The second largest division is Transaction Products which enables traders to deal from their keyboards either with chosen trading partners or through an automated matching system. The smallest division, accounting for 6% of revenues, is Media Products which delivers news to broadcasters and newspapers around the world. We believe that Reuters is well-positioned to provide quotes and news stories in countries which have recently implemented market-based reforms such as Russia and China as well as increase its market share in established markets such as the U.S. and Japan.

Vodafone Group plc (VOD - $35.25 - NYSE) is a U.K.-based global provider of wireless telecommunications services. The company's major interests in the U.K. include cellular, paging and data transmission. Vodafone's shares sell at one of the lowest multiples of EBITDA among the major wireless companies despite a pristine balance sheet and prospects for 20% annual growth in earnings and cash flow. Management is highly respected and has positioned the company to share in the exciting and rewarding global growth market for wireless communications.

Sony  Corporation  ($59.975 - Tokyo Stock  Exchange)  Sony is one of the world's largest consumer electronics companies with consolidated sales of over $40 billion. Even though the company was not founded until after the second world war, Sony is one of the world's leading brand names. Sony's traditional activities were largely limited to manufacturing electronic equipment in three areas, namely: video, audio, and television. These businesses are very competitive and Sony is aggressively cutting costs including moving production outside Japan and developing new products integrating computer and television innovations with their digital technology. Recently Sony has developed its entertainment businesses which have good long-term growth potential. These include music and pictures. Recent releases from the Pictures Group include "Sense and Sensibility" and "City Hall".

Nomura Securities Company Ltd. ($21.80 - Tokyo Stock Exchange) Nomura is Japan's largest securities firm. Nomura's principal activities include the dealing, brokerage, underwriting and distribution of securities. Through its affiliates and subsidiaries, Nomura is involved in a number of advisory businesses including corporate finance, leasing, real estate, and asset management. Nomura is well-positioned to benefit from the expected cyclical increase in stock market activity following the long bear market. On a secular basis, Nomura should benefit from the continued reorganization of Japanese industry and the general development of Japan's relatively yen-sophisticated financial system.

Invik & Company AB ($24.70 - Stockholm) Invik is a Swedish company involved in a number of financial activities. Three separate subsidiaries are responsible for stock brokerage, insurance and banking. The company also has an equity portfolio of long-term holdings. The most important equity investment is their holding in Kinnevik which is a company quoted on the Stockholm Stock Exchange. Kinnevik is an operating group involved in three activities, including TV and Media,

Telecommunications, and paper and packaging. All these businesses have good growth potential and Invik provides exposure to Kinnevik at a significant discount.

Mitsubishi Heavy Industries Ltd. ($7.974 - Tokyo Stock Exchange) Mitsubishi Heavy Industries is Japan's largest engineering company with consolidated sales of about $28 billion. Its activities include shipbuilding, production and engineering works for a variety of steel structures, boilers, turbines and pumps, plant engineering and aerospace. Mitsubishi Heavy Industries is the core company of the Mitsubishi Group and is the largest contractor for the Defense Agency of Japan. The company has successfully cut costs in response to the weak Japanese economy and high yen. The recent pick-up in their order backlog should be reflected in strong earnings growth.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

In Conclusion

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GIGRX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1996.


                                               Sincerely,


                                               /s/  Caesar Bryan


                                               Caesar Bryan
January 31, 1996                               President and Portfolio Manager


--------------------------------------------------------------------------------

                                Top Ten Holdings
                                December 31, 1995
                                -----------------

 Scandinavia Mobility International             Vodafone Group plc
 Sony Corporation                               Mitsubishi Heavy Industries Ltd.
 Westpac Banking Corp.                          Invik & Company AB
 Circle K Corp. Japan Ltd.                      Gucci Group SpA
 Nomura Securities Company Ltd.                 Reuters Holdings plc

--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- December 31, 1995
================================================================================

                                                                       Market
 Shares                                                 Cost           Value
 ------                                                 ----           -----
              COMMON STOCKS -- 94.58%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.87%
  3,000       Nissan Motor Company Ltd. .........    $   23,339     $   23,050
  2,000       Nittan Valve Co. ..................        11,289         11,045
  1,500       Pininfarina SpA ...................        15,122         13,039
  3,000       Swedish Motors Corp. ..............        12,233         12,981
                                                     ----------     ----------
                                                         61,983         60,115
                                                     ----------     ----------
              BROADCASTING -- 1.03%
  5,000       Spencer Gulf Telecasters
                Ltd. ............................        19,887         21,547
                                                     ----------     ----------
              CONSUMER PRODUCTS -- 9.44%
  1,800       Brio Industries Inc.,
                B Shares ........................        15,066         15,948
     15       Compagnie Financiere
                Richemont AG ....................        19,544         22,467
  2,500       Safilo SpA ........................        22,801         32,362
    300       Sanofi S.A ........................        18,568         19,179
  3,000       Scandinavia Mobility
                International A/S+ ..............        65,726         71,929
    600       Seagram Company Ltd. ..............        21,293         20,775
  2,000       Tomiya Apparel Co., Ltd. ..........        13,350         15,250
                                                     ----------     ----------
                                                        176,348        197,910
                                                     ----------     ----------
              DIVERSIFIED INDUSTRIAL -- 6.95%
  6,300       Antofagasta Holdings plc ..........        30,589         28,611
    250       Cubiertas y Mzov S.A ..............        15,078         13,808
  5,000       Hutchison Whampoa Ltd. ............        30,070         30,454
  5,000       Mitsubishi Heavy Industries
                Ltd. ............................        37,666         39,870
 10,000       PT Mustika Ratu+ ..................        14,233         15,741
  3,000       Sanyo Electric Company Ltd. .......        17,006         17,295
                                                     ----------     ----------
                                                        144,642        145,779
                                                     ----------     ----------
              ELECTRONICS -- 6.86%
  1,000       Alpine Electronics Inc. ...........        30,023         33,718
  2,000       Hitachi, Ltd. .....................        20,790         20,153
  1,000       Japan Digital Laboratory Co. ......        20,204         22,575
  1,250       Nippon Ceramic Co.,
                Ltd. ............................        18,445         19,378
    800       Sony Corporation ..................        39,615         47,980
                                                     ----------     ----------
                                                        129,077        143,804
                                                     ----------     ----------
              ENERGY -- 1.08%
  1,700       Saga Petroleum a.s.,
                A Shares ........................        23,196         22,626
                                                     ----------     ----------
              ENTERTAINMENT -- 5.27%
  2,400       Granada Group plc .................        24,498         23,994
    200       Infogrames
                Entertainment SA+ ...............        29,912         27,861
 20,000       Sydney Harbour Casino
                Holdings Limited+ ...............        24,712         25,262
  5,000       Television Broadcasts Ltd. ........        18,021         17,813
  5,000       Village Roadshow Ltd. .............        11,720         15,603
                                                     ----------     ----------
                                                        108,863        110,533
                                                     ----------     ----------
              FINANCIAL SERVICES -- 13.12%
    100       Berliner Bank
                Aktiengesellschaft ..............        27,257         25,452
  3,000       Dundee Bancorp Cl. A+ .............        30,028         30,220
  1,600       Invik & Company AB, B Free ........        36,508         39,525
  2,000       Nomura Securities
                Company Ltd. ....................        41,025         43,600
    500       ORIX Corp. ........................        17,566         20,589
    500       Promise Co., Ltd. .................        21,298         24,077
  1,700       Siam Commercial Bank Ltd. .........        20,329         22,406
  3,000       Skandinaviska Enskilda
                Banken ..........................        22,088         24,779
 10,000       Westpac Banking Corp. .............        40,869         44,283
                                                     ----------     ----------
                                                        256,968        274,931
                                                     ----------     ----------
              FOOD AND BEVERAGE-- 3.84%
     20       Bongrain S.A ......................        11,843         11,242
  1,500       Hartwall Oy AB ....................        24,267         27,854
    500       Nestle SA ADR .....................        25,344         27,688
  1,000       Yakult Honsha Co., Ltd. ...........        14,770         13,661
                                                     ----------     ----------
                                                         76,224         80,445
                                                     ----------     ----------
              FOREST PRODUCTS -- 0.70%
  6,000       Jefferson Smurfit Group plc .......        18,571         14,660
                                                     ----------     ----------
              HOTELS AND LODGING-- 1.04%
 40,000       AAPC Ltd. .........................        21,435         21,696
                                                     ----------     ----------
              INDUSTRIAL SERVICES-- 0.81%
  4,000       Hazama Corporation ................        18,255         17,053
                                                     ----------     ----------
              MEDIA -- 2.21%
    250       Kinnevik AB, B Shares .............         8,297          7,790
    700       Reuters Holdings plc ADR ..........        38,294         38,588
                                                     ----------     ----------
                                                         46,591         46,378
                                                     ----------     ----------
              METALS AND MINING-- 9.96%
    215       Acerinox, S.A .....................        26,645         21,682
 25,000       Golden Shamrock Mine Ltd.+ 15,134 .        15,417
  1,000       Impala Platinum Holdings ..........        22,750         19,000
  9,000       Kawasaki Steel ....................        31,801         31,392
 12,000       Lonrho plc ........................        31,338         32,736
  6,040       Randgold and Exploration
                Company Ltd.+ ...................        21,015         24,435
  2,000       Stillwater Mining Ltd.+(a) ........        43,000         38,500
  4,000       Western Mining Corporation
                Holdings Ltd. ...................        25,777         25,678
                                                     ----------     ----------
                                                        217,460        208,840
                                                     ----------     ----------


    The accompanying notes are an integral part of the financial statements.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- December 31, 1995 (Continued)
================================================================================

                                                                       Market
 Shares                                                 Cost           Value
 ------                                                 ----           -----
              PHARMACEUTICALS -- 2.87%
    800       Astra AB A ........................    $   29,626     $   31,837
  2,000       Glaxo Wellcome plc ................        24,656         28,365
                                                     ----------     ----------
                                                         54,282         60,202
                                                     ----------     ----------
              PUBLISHING -- 3.81%
  4,000       Dorling Kindersley plc ............        30,806         33,108
  3,200       Independent Newspapers
                Ltd. ............................        19,138         19,931
 15,000       Star Publication Malaysia+ ........        27,808         26,811
                                                     ----------     ----------
                                                         77,752         79,850
                                                     ----------     ----------
              REAL ESTATE -- 2.14%
 20,000       Amoy Properties Ltd. ..............        19,890         19,915
  2,000       Mitsubishi Estate .................        20,869         24,998
                                                     ----------     ----------
                                                         40,759         44,913
                                                     ----------     ----------
              RETAIL -- 13.37%
  4,500       Bulgari SpA ADS+(a) ...............        23,940         38,250
    800       Chiyoda Corp. .....................        13,266         18,603
  1,000       Circle K Corp. Japan Ltd. .........        29,821         44,085
  2,000       Eiden Sakakiya Company
                Ltd. ............................        24,479         25,191
    500       Family Mart Co., Ltd. .............        20,872         22,575
  1,000       Gucci Group SpA+ ..................        22,000         38,875
  3,000       Haruyama Trading Co. ..............        23,009         26,451
    770       Nissen ............................        19,355         18,054
  6,000       Renown Look Inc.+ .................        19,562         20,870
 25,000       Simint ............................        29,539         27,244
                                                     ----------     ----------
                                                        225,843        280,198
                                                     ----------     ----------
              TELECOMMUNICATIONS -- 3.08%
 11,000       CPT Telefonica del Peru
                Cl. B+ ..........................        21,559         23,311
      3       DDI Corp. .........................        24,598         23,254
    650       Tele Danmark A/S ADR ..............        18,020         17,956
                                                     ----------     ----------
                                                         64,177         64,521
                                                     ----------     ----------
              TRANSPORTATION -- 0.77%
 12,000       Ocean Wilsons Holdings plc ........        15,721         16,182
                                                     ----------     ----------
              WIRELESS COMMUNICATIONS -- 3.36%
    700       Advanced Information
                Service Ltd. ....................        10,977         12,286
 10,000       Telecomm Italia Mobile
                SpA+ ............................        13,724         17,606
  1,150       Vodafone Group plc ADR ............        43,139         40,538
                                                     ----------     ----------
                                                         67,840         70,430
                                                     ----------     ----------

              TOTAL COMMON STOCKS ...............     1,865,874      1,982,613
                                                     ----------     ----------
              PREFERRED STOCKS -- 0.56%

              TELEPHONE EQUIPMENT -- 0.56%
    300       Nokia Group AB Preference .........        19,196         11,663
                                                     ----------     ----------
              TOTAL PREFERRED
                STOCKS ..........................        19,196         11,663
                                                     ----------     ----------
              TOTAL INVESTMENTS* --
                95.14% ..........................    $1,885,070      1,994,276
                                                     ==========
              Cash and Other Assets
                in excess of Liabilities -- 4.86%                      101,881
                                                                    ----------
              NET ASSETS -- 100.0%
                (190,828 shares
                outstanding) ....................                  $ 2,096,157
                                                                   ===========
              Net Asset Value and
                Redemption Price
                Per Share .......................                       $10.98
                                                                        ======



----------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, Rule 144A securities amounted to $76,750 or 3.7% of net assets.

ADR -- American Depositary Receipt

+ Non-income producing security


*For Federal income tax purposes:
           Aggregate cost .................  $ 1,885,070
                                             ===========
Gross unrealized appreciation .............  $   158,546
Gross unrealized depreciation .............      (49,340)
                                             -----------
Net unrealized appreciation ...............  $   109,206
                                             ===========


    The accompanying notes are an integral part of the financial statements.

                     Gabelli International Growth Fund, Inc.


Statement of Assets and Liabilities
December 31, 1995
================================================================================
Assets:
   Investments in securities, at value
    (Cost $1,885,070) .......................................         $1,994,276
   Cash .....................................................            128,133
   Receivable from Advisor ..................................             27,164
   Receivable for investments sold ..........................              6,400
   Dividends receivable .....................................              1,656
   Deferred organizational expenses .........................             88,232
                                                                      ----------
     Total Assets ...........................................          2,245,861
                                                                      ----------
Liabilities:
   Payable for distribution fees ............................                775
   Payable for Fund shares redeemed .........................              2,467
   Payable for investments purchased ........................             73,126
   Deferred organization costs payable ......................             56,278
   Other accrued expenses ...................................             17,058
                                                                      ----------
     Total Liabilities ......................................            149,704
                                                                      ----------
     Net Assets (applicable to 190,828
       shares outstanding) ..................................         $2,096,157
                                                                      ==========
     Net asset value and redemption
      price per share .......................................             $10.98
                                                                      ==========
Net Assets Consist of:
   Capital stock, at par value ..............................         $      191
   Additional paid-in capital ...............................          1,986,762
   Net unrealized appreciation on
    investments and assets and liabilities
    denominated in foreign currencies .......................            109,204
                                                                      ----------
     Net Assets .............................................         $2,096,157
                                                                      ==========


Statement of Operations -- For the Period
June 30, 1995 (Commencement of Operations)
through December 31, 1995
================================================================================
Income:
   Dividends (net of foreign taxes of $641) ..................        $   6,296
   Interest ..................................................            3,460
                                                                      ---------
     Total Income ............................................            9,756
                                                                      ---------
Expenses:
   Investment advisory fees ..................................            6,204
   Legal and audit fees ......................................           11,000
   Amortization of organization expenses .....................            9,768
   Custodian fees and expenses ...............................            7,114
   Registration fees .........................................            4,231
   Transfer and shareholder servicing agent ..................            3,826
   Directors' fees and expenses ..............................            3,000
   Printing and mailing ......................................            2,896
   Distribution expenses .....................................            1,546
   Miscellaneous .............................................              970
                                                                      ---------
     Total expenses before
     expenses assumed by Advisor .............................           50,555
   Expenses assumed by Advisor ...............................          (33,368)
                                                                      ---------
   Total expenses ............................................           17,187
                                                                      ---------
   Investment loss - net .....................................           (7,431)
                                                                      ---------
Net Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions:
   Net realized gain on investments and
     foreign currency transactions ...........................            6,690
   Net change in unrealized appreciation on
     investments and assets and liabilities
     denominated in foreign currencies .......................          109,204
                                                                      ---------
     Net gain on investments .................................          115,894
                                                                      ---------
Net increase in net assets resulting from
   operations ................................................        $ 108,463
                                                                      =========


Statement of Changes in Net Assets -- For the Period
June 30, 1995 (Commencement of Operations) through December 31, 1995
====================================================================================================================================
Increase in Net Assets:
   Investment loss - net ............................................................................................       ($7,431)
   Net realized gain on investments and foreign currency transactions ...............................................         6,690
   Net change in unrealized appreciation on investments and assets and liabilities denominated in foreign currencies        109,204
                                                                                                                        -----------
   Net increase in net assets resulting from operations .............................................................       108,463
                                                                                                                        -----------
   Share transactions - net .........................................................................................     1,887,694
                                                                                                                        -----------
     Net increase in net assets .....................................................................................     1,996,157
Net Assets:
   Beginning of period ..............................................................................................       100,000
                                                                                                                        -----------
   End of period ....................................................................................................   $ 2,096,157
                                                                                                                        ===========


    The accompanying notes are an integral part of the financial statements.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli International Growth Fund, Inc. (the "Fund") was incorporated in Maryland on May 25, 1994. The Fund is a no-load, open-end, diversified management investment company whose investment objective is long-term capital appreciation. Prior to June 30, 1995 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor and an affiliate, on June 21, 1995. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are translated at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the period ended December 31, 1995.

Forward  Foreign  Currency  Contracts.  The  Fund may  hold  currencies  to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1995, the Fund had the following forward foreign currency contracts open to hedge unsettled security purchases and sales:

     Foreign                                                                                            Net
    Currency                                  Maturity                                              Unrealized
     Amount                                     Date             Cost           Value              Depreciation
    --------                                  --------          -------        -------              -----------
     14,050      Bought Canadian Dollar        1/2/96           $10,321        $10,293                $   (28)
     72,790      Bought Swedish Krona          1/3/96            10,946         10,931                    (15)
   10,159,200    Sold Italian Lira             1/8/96             6,397          6,400                     (3)
     70,563      Bought Malaysian Ringgits     1/3/96            27,808         27,781                    (27)
                                                                                                      -------
                                                                                                      $   (73)
                                                                                                      =======

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

A portion of the Fund's net investment loss was used to offset net short-term capital gain. As a result, $6,690 was charged against undistributed net realized gain on investments. In addition, the remaining $741 of net investment loss was charged to additional paid-in capital, as the loss cannot be carried forward for Federal income tax purposes.

2. Capital Stock Transactions. The Articles of Incorporation, dated May 14, 1994, permit the Fund to issue 1,000,000,000 shares (par value $0.001) of capital stock. Transactions in shares of capital stock were as follows:

                                                         June 30, 1995
                                                 (Commencement of Operations)
                                                   through December 31, 1995
                                                 ----------------------------
                                                      Shares        Amount
                                                      ------        ------
Shares sold ...................................       195,806     $2,044,809
Shares redeemed ...............................       (14,978)      (157,115)
                                                    ---------     ----------
  Shares transactions -- net ..................       180,828     $1,887,694
                                                    =========     ==========

3. Purchases and Sales of Securities. Purchases and sales of securities for the period ended December 31, 1995, other than U.S. Government obligations and short-term securities, aggregated $2,189,658 and $310,799, respectively.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). Pursuant to this limitation, for the period ended December 31, 1995, the Advisor assumed $33,368 in Fund expenses.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization and start-up expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares redeemed to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder under which the the Fund pays Gabelli & Company, Inc., the distributor and an affiliate of the Advisor, an annual rate of up to 0.25% of average net assets for the costs and expenses in connection with distributing the Fund's shares. For the period ended December 31, 1995, the Fund has incurred distribution costs of $1,546. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totalling $96,274 which are in excess of the 0.25% limitation may be recovered from the Fund in future periods, subject to such limitation.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout the period June 30, 1995 (Commencement of Operations) through December 31, 1995:

Operating Performance:
Net Asset Value, Beginning of Period .....................     $   10.00
Increase from Investment Operations:
  Net investment loss ....................................         (0.03)+
  Net realized and unrealized gain on securities .........          1.01
                                                               ---------
  Total from Investment Operations .......................          0.98
                                                               ---------

Net Asset Value, End of Period ...........................     $   10.98
                                                               =========
  Total Return ...........................................          9.80%

Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands) ...............     $   2,096
  Ratio of Expenses to Average Net Assets ................          2.75%(a)(b)
  Ratio of Net Investment Loss to Average Net Assets .....         (1.19%)(a)(b)
  Portfolio Turnover Rate ................................         29.55%

-------------
+    Based on average month-end shares outstanding.

(a)  Annualized.

(b) Before reimbursement, the ratios of expenses and net investment loss to average net assets would have been 8.10% and (6.54%), respectively.


Gabelli International Growth Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
Gabelli International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Gabelli International Growth Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statements of operations and changes in net assets, and financial highlights for the period from June 30, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli International Growth Fund, Inc. at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                                             /s/  Ernst & Young LLP


New York, New York
January 24, 1996

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital


                         Officers and Portfolio Managers

Caesar Bryan
President and Portfolio Manager

James E. McKee
Secretary

Bruce N. Alpert
Vice President and Treasurer


                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher


--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------